UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2013

HF2 FINANCIAL MANAGEMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35848	46-1314400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	999 18th Street, Suite 3000, Denver, Colorado	80202
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 893-2902

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 21, 2013, HF2 Financial Management Inc. (the “Company”) entered into letter agreements (the “Letter Agreements”) with each of: (1) R. Bruce Cameron (Chairman of the Company); (2) Richard S. Foote (President and Chief Executive Officer of the Company); (3) R. Bradley Forth (Executive Vice President, Chief Financial Officer and Secretary of the Company); (4) Joseph C. Canavan (a director of the Company); (5) Oscar J. Junquera (a director of the Company) and PanMar Capital llc; (6) Robert H. Zerbst (a director of the Company); (7) Broad Hollow LLC; (8) Broad Hollow Investors LLC; (9) Bulldog Investors; (10) Burke Family Trust; (11) Dickinson Investments LLC; (12) Foote Family Trust; (13) John C. Hagerty (Advisory Board member), Thomas J. Healey (Advisory Board member), Healey Associates LLC and Healey Family Foundation; (14) Jeffrey J. Hodgman; (15) Ramnarain Jaigobind; (16) Thomas Maheras; (17) NAR Special Global, LLC; (18) Kenneth L. Rilander (Advisory Board member) and Parsifal Partners B, LP; (19) Paul D. Schaeffer; (20) SC-NGU LLC; (21) Daniel T. Smythe; (22) White Sand Investor Group, LP; and (23) Randall S. Yanker (collectively, the “Sponsors”). The Letter Agreements provide, among other things, that the Sponsors (i) must vote their shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) in favor of any proposed initial business combination, (ii) may not convert any shares of Class A Common Stock in connection with a stockholder vote to approve an initial business combination or amend the Company’s Amended and Restated Certificate of Incorporation and (iii) will not receive any of the monies held in the Company’s trust account upon liquidation of such account with respect to shares of Class A Common Stock purchased in private placements. The above description of the Letter Agreements is not complete and is qualified in its entirety by the full text of each of the Letter Agreements, which are filed as Exhibits 10.1 through 10.23 to this Current Report on Form 8-K.

On March 21, 2013, the Company entered into a Merger and Acquisition Agreement (the “M&A Agreement”) with each of EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, Inc. (the “Advisers”). Pursuant to the M&A Agreement, the Advisers will assist the Company in analyzing and structuring potential mergers, share exchanges, asset acquisitions, stock purchases, recapitalizations, reorganizations or other similar business combinations with one or more businesses or entities. If the Company consummates an initial business combination, the Company will pay to the Advisers a cash fee equal to 4% of the gross proceeds of the Offering (as defined below). The above description of the M&A Agreement is not complete and is qualified in its entirety by the full text of the M&A Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure under Item 8.01 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2013, the Company filed in the State of Delaware an Amended and Restated Certificate of Incorporation to include certain provisions that will apply prior to the Company’s consummation of an initial business combination. The Amended and Restated Certificate of Incorporation provides, among other things, that:

•

prior to the consummation of the Company’s initial business combination, the Company shall seek stockholder approval of the initial business combination at a meeting called for such purpose at which public stockholders may seek to convert their shares, regardless of whether they vote for or against the proposed business combination, into their pro rata share of the aggregate amount then on deposit in the trust account (net of taxes payable and interest income);

•

the Company will consummate the initial business combination only if it has net tangible assets of at least $5,000,001 upon such consummation (after giving effect to the payment of the cash advisory fee to the Advisers) and a majority of the outstanding shares of Class A Common Stock voted are voted in favor of the business combination;

•

if the Company’s initial business combination is not consummated within 18 months from the date of its final prospectus (or 24 months from the date of such prospectus if the Company executes a letter of intent, agreement in principle or definitive agreement for an initial business combination within 18 months from the date of the final prospectus but the initial business combination has not been completed within such 18-month period), then the Company will distribute all amounts in the trust account and any net assets remaining outside the trust account (subject to the Company’s obligations under Delaware law to provide for claims of creditors and the Company’s obligation to redeem outstanding shares of its Class B Common Stock at par value) on a pro rata basis to all of its public stockholders and will cease operations except for the purpose of winding up the business;

•	upon the consummation of the Offering (as defined below), $160,650,000, or $184,747,500 if the over-allotment option is exercised in full, shall be placed into the trust account;

•

the Company may not consummate any other business combination, merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar transaction prior to its initial business combination;

•

prior to the Company’s initial business combination, it may not issue (i) any shares of Class A Common Stock or any securities convertible into Class A Common Stock, (ii) any securities that participate in any manner in the proceeds of the trust account or (iii) any securities that vote as a class with the Class A Common Stock sold in the initial public offering on its initial business combination (other than the Company’s outstanding Class B Common Stock, of which the Company has no more authorized shares available for issuance);

•

prior to the Company’s initial business combination and in connection with any vote on its initial business combination, the issued and outstanding shares of Class B Common Stock will be voted on all matters presented to holders of the Company’s common stock for a vote in proportion to the vote of the holders of its Class A Common Stock;

•	the shares of Class B Common Stock may not be transferred, assigned or sold prior to the consummation of the Company’s initial business combination or its dissolution; and

•

the shares of Class B Common Stock may be transferred only in connection with the Company’s initial business combination and only with the consent of its board of directors either to the owners or employees of the target business, assuming the owners or employees of the target business require the Company transfer any such shares to them, or, if they do not require that any or all of the shares of Class B Common Stock be transferred to them, that the balance of such shares will be transferred to the Company in exchange for their par value.

The above description of the Amended and Restated Certificate of Incorporation is not complete and is qualified in its entirety by the full text of the Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

On March 27, 2013, the initial public offering (the “Offering”) of 15,300,000 shares of Class A Common Stock (the “Public Shares”) of the Company was consummated. The Public Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $153,000,000.

Simultaneously with the consummation of the Offering, the Company consummated the private placement (“Private Placement”) of 1,414,875 shares of Class A Common Stock (“Sponsors’ Shares”) to its sponsors at a price of $10.00 per share, generating total proceeds to the Company of $14,148,750. The Sponsors’ Shares are identical to the Public Shares, except the purchasers have agreed (A) to vote their Sponsors’ Shares in favor of any proposed business combination and (B) not to convert any Sponsors’ Shares in connection with a stockholder vote to approve the Company’s proposed initial business combination. Additionally, the purchasers have agreed not to transfer, assign or sell any of the Sponsors’ Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

The Company has deposited $160,650,000 (including the $14,148,750 from the Private Placement), or $10.50 per Share, into a trust account maintained by Continental Stock Transfer & Trust Company acting as the trustee.

Audited financial statements as of March 27, 2013 reflecting receipt of the proceeds upon the consummation of the Offering will be issued by the Company and included as Exhibit 99.1 to a Current Report on Form 8-K to be filed by the Company with the Securities and Exchange Commission.

A copy of the press release issued by the Company announcing the closing of the Offering is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Merger and Acquisition Agreement, dated as of March 21, 2013, by and among HF2 Financial Management Inc., EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P.

3.1	Amended and Restated Certificate of Incorporation, effective as March 21, 2013.

10.1	Letter Agreement from R. Bruce Cameron.

10.2	Letter Agreement from Richard S. Foote.

10.3	Letter Agreement from R. Bradley Forth.

10.4	Letter Agreement from Joseph C. Canavan.

10.5	Letter Agreement from Oscar J. Junquera and PanMar Capital llc.

10.6	Letter Agreement from Robert H. Zerbst.

10.7	Letter Agreement from Broad Hollow LLC.

10.8	Letter Agreement from Broad Hollow Investors LLC.

10.9	Letter Agreement from Bulldog Investors.

10.10	Letter Agreement from Burke Family Trust.

10.11	Letter Agreement from Dickinson Investments LLC.

10.12	Letter Agreement from Foote Family Trust.

10.13	Letter Agreement from John C. Hagerty, Thomas J. Healey, Healey Associates LLC and Healey Family Foundation.

10.14	Letter Agreement from Jeffrey J. Hodgman.

10.15	Letter Agreement from Ramnarain Jaigobind.

10.16	Letter Agreement from Thomas Maheras.

10.17	Letter Agreement from NAR Special Global, LLC.

10.18	Letter Agreement from Kenneth L. Rilander and Parsifal Partners B. LP.

10.19	Letter Agreement from Paul D. Schaeffer.

10.20	Letter Agreement from SC-NGU LLC.

10.21	Letter Agreement from Daniel T. Smythe.

10.22	Letter Agreement from White Sand Investor Group, LP.

10.23	Letter Agreement from Randall S. Yanker.

99.1	Press Release issued by HF2 Financial Management Inc., dated March 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF2 FINANCIAL MANAGEMENT INC.

Date: March 27, 2013	By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Merger and Acquisition Agreement, dated as of March 21, 2013, by and among HF2 Financial Management Inc., EarlyBirdCapital, Inc. and Sandler O’Neill & Partners, L.P.

3.1	Amended and Restated Certificate of Incorporation, effective as March 21, 2013.

10.1	Letter Agreement from R. Bruce Cameron.

10.2	Letter Agreement from Richard S. Foote.

10.3	Letter Agreement from R. Bradley Forth.

10.4	Letter Agreement from Joseph C. Canavan.

10.5	Letter Agreement from Oscar J. Junquera and PanMar Capital llc.

10.6	Letter Agreement from Robert H. Zerbst.

10.7	Letter Agreement from Broad Hollow LLC.

10.8	Letter Agreement from Broad Hollow Investors LLC.

10.9	Letter Agreement from Bulldog Investors.

10.10	Letter Agreement from Burke Family Trust.

10.11	Letter Agreement from Dickinson Investments LLC.

10.12	Letter Agreement from Foote Family Trust.

10.13	Letter Agreement from John C. Hagerty, Thomas J. Healey, Healey Associates LLC and Healey Family Foundation.

10.14	Letter Agreement from Jeffrey J. Hodgman.

10.15	Letter Agreement from Ramnarain Jaigobind.

10.16	Letter Agreement from Thomas Maheras.

10.17	Letter Agreement from NAR Special Global, LLC.

10.18	Letter Agreement from Kenneth L. Rilander and Parsifal Partners B. LP.

10.19	Letter Agreement from Paul D. Schaeffer.

10.20	Letter Agreement from SC-NGU LLC.

10.21	Letter Agreement from Daniel T. Smythe.

10.22	Letter Agreement from White Sand Investor Group, LP.

10.23	Letter Agreement from Randall S. Yanker.

99.1	Press Release issued by HF2 Financial Management Inc., dated March 27, 2013.